Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT, dated as of January 10, 2020 (this “Amendment”), is made by and between TPG RE FINANCE 12, LTD., a Cayman Islands exempted company (“Seller”), and MORGAN STANLEY BANK, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of May 4, 2016 (as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 10, 2017, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of December 27, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 14, 2018, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 4, 2018, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1.Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended as follows:

(a)   Section 2 of the Repurchase Agreement is hereby amended by adding the following definitions in correct alphabetical order:

“Applicable Index” shall mean:

(a)initially, the LIBOR Rate; and

(b)on and after an Index Transition Date, the Replacement Index in effect on such Index Transition Date.

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“Compounded SOFR’” shall mean the compounded average of SOFR, as calculated and published by, or at the direction of, a Relevant Governmental Body.

“Conforming Changes” means any technical, administrative or operational changes, which Buyer determines is both:

(a)appropriate to implement the Index Transition; and

(b)substantially consistent with Market Practice.

“Index” shall mean LIBOR Rate, Term SOFR, Compounded SOFR, the ISDA Fallback Rate and any other interest rate benchmark published for use in, among others, master repurchase facilities for similar commercial real estate assets.

“Index Rate” shall mean, with respect to an applicable Pricing Period and Pricing Rate Reset Date, the per annum rate of interest of the Applicable Index; provided, however, that the Index Rate shall never be less than 0.0%.

“Index Transition” shall mean a transition or replacement of an Index with a Replacement Index as the Applicable Index.

“Index Transition Date” shall mean the next subsequent Pricing Rate Reset Date following an Index Transition Notice.

“Index Transition Event” shall mean the occurrence of a determination by Buyer that one of the following events has occurred with respect to the then-current Applicable Index:

(a)a public statement or publication of information by or on behalf of the administrator of such Applicable Index announcing that such administrator has ceased or will cease to provide such Applicable Index permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Applicable Index;

(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Applicable Index, a Relevant Governmental Body, an insolvency official with jurisdiction over the administrator for such Applicable Index, a resolution authority with jurisdiction over the administrator for such Applicable Index or a court or an entity with similar insolvency or resolution authority over the administrator for such Applicable Index, which states that the administrator of such Applicable Index has ceased or will cease to provide such Applicable Index permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Applicable Index;

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(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Applicable Index announcing that such Applicable Index is no longer representative; or

(e)a change in Requirement of Law or in the interpretation or application thereof, prohibiting, restricting or limiting the use of such Applicable Index.

“Index Transition Notice” shall mean a notice given by Buyer to Seller which:

(a)sets forth in reasonable detail the circumstances of the Index Transition, including explanation of Buyer’s determination that an Index Transition Event has occurred;

(b)designates an Index Transition Date; and

(c)if feasible, identifies other Interest Determinations and Conforming Changes to implement such Index Transition.

“Interest Determination” shall mean any determination related to an Index or an Index Transition.

“ISDA” shall mean the International Swaps and Derivatives Association, Inc.

“ISDA Definitions” shall mean the 2006 ISDA Definitions published by ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” shall mean the adjustment (which may be zero or a positive or negative value) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an Index Transition.

“ISDA Fallback Rate” shall mean, with respect to and at the time of any Index Transition, the Index identified by ISDA as a fallback for derivatives transactions referencing the ISDA Definitions to be effective at such time.

“Market Practice” shall mean the practice and course of dealing, including the manner of implementing Index Transitions, within the market for master repurchase facilities involving similar commercial real estate assets.

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“Rate Adjustment” shall mean, an adjustment which may be zero or a positive or negative value, and:

(a)if the Applicable Index is the LIBOR Rate, than equal to zero; or

(b)if the Index Transition is a transition to:

(i)Term SOFR, then the adjustment that has been selected, endorsed or recommended by the Relevant Governmental Body for such Index Transition;

(ii)Compounded SOFR, then the adjustment that has been selected, endorsed or recommended by the Relevant Governmental Body for such Index Transition;

(iii)the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(iv)a Replacement Index other than Term SOFR, Compounded SOFR, or the ISDA Fallback Rate, an adjustment, consistent with Market Practice for handling such Index Transition, selected by Buyer giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such adjustment, for the replacement of the then-current Applicable Index with the applicable Replacement Index for U.S. dollar denominated floating rate commercial real estate loans at the time as of the relevant Index Transition Date.

“Relevant Governmental Body” shall mean:

(a)the Federal Reserve Board or the Federal Reserve Bank of New York; or

(b)a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Replacement Index” shall mean, as of the relevant Index Transition Date and thereafter until a subsequent Index Transition Date or, for any Purchased Asset, the applicable Repurchase Date, the first alternative Index set forth in the order below that Buyer determines is available, appropriate for the transaction and consistent with Market Practice:

(a)Term SOFR;

(b)Compounded SOFR;

(c)an Index selected or recommended by the Relevant Government Body as the replacement for the then-current Applicable Index for the applicable Pricing Period giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Applicable Index for U.S. dollar denominated floating rate commercial real estate loans at such time; or

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(d)the ISDA Fallback Rate.

“Replacement Index Transaction” shall mean any Transaction with respect to which the Pricing Rate is determined with reference to a Replacement Index.

“SOFR” shall mean, with respect to any day, the secured overnight financing rate published for such day by the Relevant Governmental Body.

“Term SOFR” shall mean an Index which Buyer determines meets each of the following criteria:

(a)is a forward-looking term rate;

(b)is based on SOFR;

(c)has a tenor of one (1) month (disregarding business day adjustment); and

(d)has been selected, recommended or endorsed by the Relevant Governmental Body.

(b)   Section 2 of the Repurchase Agreement is hereby further amended by amending and restating the following definitions as follows:

“Extension Period” shall have the meaning specified in Section 9(a) of this Agreement.

“Pricing Rate” shall mean, for any Pricing Period with respect to a Purchased Asset, an annual rate equal to the sum of the Index Rate, the Rate Adjustment, and the Applicable Spread for the related Purchased Asset (subject to adjustment and/or conversion as provided in Sections 3(l), 3(m), and 3(p) of this Agreement).

“Pricing Rate Reset Date” shall mean, with respect to a Purchased Asset:

(a)if the Applicable Index with respect to such Pricing Period is the LIBOR Rate, then (x) in the case of the first (1st) Pricing Period for such Purchased Asset, the original Purchase Date for such Purchased Asset, and (y) in the case of each subsequent Pricing Period, two (2) Business Days preceding the Remittance Date on which such Pricing Period begins; and

(b)if the Applicable Index with respect to such Pricing Period is a Replacement Index, a date Buyer determines, on or prior to the applicable Index Transition Date, is consistent with Market Practice in implementing the applicable Index Transition.

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(c)   Section 2 of the Repurchase Agreement is hereby further amended by deleting the following definitions contained therein: “Unused Fee”, “Alternative Rate”, “Alternative Rate Transaction”.

(d)   Section 3(l) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(l)   Index Transition Event.Upon Buyer’s determination that an Index Transition Event has occurred:

(i)Notice. Buyer shall, within three (3) Business Days, provide an Index Transition Notice to Seller;

(ii)Replacement Index. The Applicable Index for all outstanding Transactions shall transition, as of the Index Transition Date, to a Replacement Index identified in accordance with the definition thereof and the provisions hereof; and

(iii)Rate Adjustment. The Rate Adjustment shall transition in accordance with the definition thereof as of the Index Transition Date.

Such Index Transition Notice, as certified to Seller, shall set forth such information as required in the definition thereof in reasonable detail and Buyer’s calculation shall be conclusive absent manifest error.

(e)   Section 3(m) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(m)Conforming Changes.Notwithstanding anything to the contrary herein or in any other Transaction Document, but subject to and in accordance with Section 3(l) hereof, Buyer shall make Conforming Changes to the Transaction Documents from time to time in connection with the implementation of a Replacement Index and such Conforming Changes shall become effective without any further action or consent.

(f)   Section 5(b)(ii) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(ii) second, to Buyer, any and all Transaction Costs and all other amounts due and payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price)

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(g)   Section 5(c)(ii) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(ii) second, to Buyer, any Transaction Costs and all other amounts due and payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price) to the extent the same have not been paid pursuant to Section 5(b);

(h)   Section 5(d)(i)(B) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(ii)second, to Buyer, any Transaction Costs and all other amounts due and payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price) to the extent the same have not been paid pursuant to Section 5(b);

(i)   Section 5(d)(ii)(B) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

second, to Buyer, any Transaction Costs and all other amounts due and payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price) to the extent the same have not been paid pursuant to Section 5(b);

(j)   Section 5(d)(iii)(B) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(ii)second, to Buyer, any Transaction Costs and all other amounts due and payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price) to the extent the same have not been paid pursuant to Section 5(b);

(k)   Section 27(a) of the Repurchase Agreement is hereby amended by deleting the phrase “Unused Fee,” contained in the fourth (4th) sentence thereof.

(l)   Section 9(a) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(a)Extension of Facility Termination Date. Seller shall have the option to extend the then current Facility Termination Date for two (2) successive periods of one (1) year each (each, an “Extension Period” and the commencement date of each such Extension Period shall be referred to as the “Extension Effective Date”) upon satisfaction of the following terms and conditions: (i) Seller shall deliver to Buyer no earlier than ninety (90) days and no later than thirty (30) days before the then current Facility Termination Date its election to extend the Facility Termination Date, (ii) no Default, Event of Default or Margin Deficit shall exist and be continuing on the date of Seller’s request to extend or on the relevant

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Extension Effective Date and (iii) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the relevant Extension Effective Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer).

(m)   Annex I to the Repurchase Agreement is hereby amended by deleting the notice information for “SELLER” and replacing the same with the following:

SELLER	TPG RE Finance 12, Ltd.
c/o TPG RE Finance Trust Management, L.P.
888 Seventh Avenue, 27th Floor
New York, NY 10106
Attention: Deborah Ginsburg
Telephone: (212) 405-8426
Email: dginsberg@tpg.com

and

TPG RE Finance 12, Ltd.
c/o TPG RE Finance Trust Management, L.P.
888 Seventh Avenue, 27th Floor
New York, NY 10106
Attention: Jason Ruckman
Telephone: (212) 430-4125
Email: jruckman@tpg.com

With a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704
Attention: Daniel L. Stanco, Esq.
Telephone: (212) 841-5758
Email: Daniel.Stanco@ropesgray.com

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SECTION 2.Conditions Precedent. This Amendment shall become effective on the date hereof provided that the following conditions precedent are satisfied:

(a)   this Amendment is duly executed and delivered by each of Seller and Buyer; and

(b)   Buyer and Seller shall execute the Third Amendment to Fee Letter, dated as of the date hereof.

SECTION 3.Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 4.Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Amended and Restated Guaranty, dated as of May 4, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.

SECTION 5.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 6.Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7.Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

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SECTION 8.Submission   to   Jurisdiction.     Each    party     irrevocably    and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

SECTION 9.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION,PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 10.GOVERNING   LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

MORGAN STANLEY BANK, N.A., a
national banking association

By:	/s/Anthony Preisano
	Name:	Anthony Preisano
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Sixth Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

TPG RE FINANCE 12, LTD.,
an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/Matthew Coleman
	Name:	Matthew Coleman
	Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Sixth Amendment to Master Repurchase and Securities Contract Agreement

Acknowledged:

TPG RE FINANCE TRUST HOLDCO,
LLC, a Delaware limited liability company, in
its capacity as Guarantor, and solely for
purposes of making the acknowledgement set
forth in Section 4 of this Amendment:

By:	/s/Matthew Coleman

	Name:	Matthew Coleman
	Title:	Vice President

Signature Page to Sixth Amendment to Master Repurchase and Securities Contract Agreement